Exhibit 10.15

PROMISSORY NOTE

$60,000,000.00	October 14, 2005

FOR VALUE RECEIVED, the undersigned, Bronco Drilling Company, Inc., a Delaware corporation (the “Borrower”), with an address at 14313 North May Avenue, Oklahoma City, Oklahoma 73134, hereby promises and agrees to pay to the order of Theta Investors LLC, a Delaware limited liability company, with its main office located at c/o Wexford Capital LLC, 411 West Putnam Avenue, Greenwich, Connecticut 06830 (herein called the “Lender”) the principal sum of SIXTY MILLION DOLLARS ($60,000,000), or so much thereof as may be advanced and remain unpaid hereunder, in lawful money of the United States of America and in immediately available funds together with all accrued interest thereon computed and payable in the manner set forth below. The unpaid principal balance of, and all accrued interest on, this Note, unless sooner paid, shall be due and payable in full on the first anniversary of the date hereof or on such earlier date as provided herein (the “Maturity Date”).

1. Payments. Interest shall be payable monthly in arrears on the 15th day of each month commencing November 15, 2005 and on maturity. The interest rate applicable at any time to the outstanding balance of the Note is herein referred to as the “Borrowing Rate”. From the date of this Note until December 31, 2005, the outstanding principal balance of this Note, as the same shall exist from time to time, shall bear interest at the Borrowing Rate equal to LIBOR plus four hundred basis points (LIBOR + 4%); thereafter until the Maturity Date, the Borrowing Rate shall be LIBOR plus six hundred basis points (LIBOR + 6%). All interest on this note shall be computed on the actual number of days elapsed over a three hundred sixty (360) day year. For purposes of this Note, LIBOR shall be the thirty (30) day Libor rate, determined as of October 14, 2005 and on the 15th day of each month thereafter commencing November 15, 2005, so long as the Note remains outstanding.

2. Payments of principal and interest of this Note are to be made in lawful money of the United States of America at the office of the Lender or at such other place as the Lender shall have designated by written notice to the Borrower.

If any installment of interest or principal on this Note is not paid by the end of ten (10) calendar days after the date it is due, the Lender may, at any time thereafter, increase the interest rate applicable to the outstanding principal balance of this Note to a rate which is two percent (2%) in excess of the Borrowing Rate specified above otherwise applicable to the principal of this Note (the “Default Rate”). The assessment or collection of Default Rate interest shall not constitute a waiver of any default resulting from any failure to timely pay any payment due pursuant to this Note. In no event shall the applicable rate hereunder exceed the maximum rate of interest, if any, which may be collected from the undersigned under applicable law. In the event that any payment received by the Lender shall be deemed in excess of the maximum legal rate of interest, then the dollar amount of any interest overpayment, over and above the maximum legal interest rate collectible by the Lender, shall be credited against the outstanding principal balance hereof. The Default Rate shall apply retroactively to the first such Event of Default and shall continue until all such Events of Default have been cured.

3. Advances. The Lender agrees to make advances to the Borrower at any time and from time to time after the date hereof up to Sixty Million Dollars ($60,000,000). Such periodic advances shall be made upon two (2) business days’ prior written request by the Borrower. Each advance shall bear interest from the date of the advance at the rate prescribed in this Note and shall otherwise be subject to all terms and conditions expressed herein. Each borrowing shall be in minimum multiples of One Million Dollars ($1,000,000). All borrowings under and all payments made on account of principal or interest on this Note shall be endorsed by Lender on the grid attached hereto as ANNEX I which is part of this Note and shall constitute prima facie evidence of the accuracy of the information endorsed.

4. Prepayment. The Borrower may prepay this Note, in whole or in part, at any time and from time to time without penalty. Each such prepayment shall be accompanied by all accrued but unpaid interest to the date of prepayment. All payments shall be applied first to accrued and unpaid interest and then to principal.

5. Restrictions on Business; Indebtedness. Except as expressly permitted hereby, during the term of this Note, without the Lender’s prior written consent, the Borrower will not, directly or indirectly:

        (a) create, incur, assume, guarantee, or agree to purchase or repurchase or provide funds in respect of, or otherwise become or be liable, with respect to, directly or indirectly, any indebtedness for borrowed money, contingent or otherwise, other than: (i) this Note, (ii) any indebtedness existing as of the date hereof and disclosed in the Borrower’s Registration Statement on Form S-1, and (iii) any purchase money indebtedness incurred in connection with the purchase of goods in the ordinary course of business to the vendor of such goods; provided that notwithstanding anything to the contrary contained herein, the Borrower shall not be entitled to prepay any indebtedness for borrowed money prior to repayment of this Note without the prior written consent of the Lender;

        (b) merge into or consolidate with any other corporation or sell, lease or otherwise dispose of all or any substantial part of its business or assets (other than in the ordinary course of business);

        (c) other than as permitted by Paragraph 5(a) or 5(e), (i) make any loans or advances, purchase, otherwise acquire, invest in own any stock, obligation or other security of any corporation or other entity, or (ii) become or be obligated to provide funds to any corporation or other entity, or become or be liable, contingently or otherwise (by guarantee, endorsement, discount, sale with recourse, repurchase agreement or otherwise) upon or with respect to, directly or indirectly, any indebtedness, liability, obligation, stock or dividend, of any other corporation or entity;

        (d) other than as permitted by Paragraph 5(e), do, or authorize the taking of, any other action other than in the ordinary course of business consistent with past practice; or

        (e) use any proceeds of this Note for any purpose other than to fund the purchase price for, and costs directly related to, the acquisition of Eagle Drilling, L.L.C., Thornton Drilling Equipment LLC, and the Riverside Oilfield Equipment LLC, the acquisition of

Kenai Drilling Limited or its assets, and the acquisition of the assets of Thomas Drilling Co., a corporation.

6. Representations and Warranties of the Borrower. The Borrower hereby makes the following representations and warranties to the Lender:

        (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, with all requisite power and authority to own, operate or lease its properties and to carry on its business as now being conducted.

        (b) The execution, delivery and performance by the Borrower of this Note has been duly authorized by all necessary action and do not and will not (i) violate the terms or provisions of or result in a default under any terms, conditions or provisions of (1) any judgment, injunction, decree, law, regulation or ruling of any court or of any governmental authority, domestic or foreign, or order to which the Borrower is subject, or (2) any material credit or other agreement to which the Borrower or any Guarantor is a party or any of their respective assets is or may be bound, or (ii) require the consent or approval of any person or entity, other than such consents or approvals as have been obtained.

        (c) This Note constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and by equitable principles.

        (d) Other than the Guarantors who are signatories to the Guaranty, the Borrower does not own 50% or more of outstanding class of voting securities in any other entity.

7. Covenants of the Borrower. The Borrower hereby covenants and agrees as follows:

        (a) The proceeds of this Note shall be used solely to fund the purchase price for, and the costs directly related to, the Borrower’s acquisition of Eagle Drilling, L.L.C., Thornton Drilling Equipment LLC, and Riverside Oilfield Equipment LLC, the acquisition of Kenai Drilling Limited or its assets, and the acquisition of the assets of Thomas Drilling Co., a corporation.

        (b) So long as this Note remains outstanding, the Borrower will cause each and every additional entity in which the Borrower owns 50% or more the outstanding class of voting securities to become a party to the Guaranty; and

        (c) So long as this Note remains outstanding, without the Lender’s prior written consent, the Borrower shall not enter into any agreement or arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, other than registration rights, stock options and warrants in existence on the date hereof and options to be granted to key employees of the Borrower pursuant to an employee stock option plan.

8. Events of Default; Acceleration. The occurrence of any of the following events shall constitute an “Event of Default”:

        (a) if the Borrower shall default in the payment of principal on this Note when the same becomes due and payable, whether at maturity or by acceleration or otherwise; or

        (b) if the Borrower shall default in the payment of any interest on this Note when the same becomes due and payable and such default shall continue more than ten (10) days or;

        (c) if the Borrower shall default in the performance of or compliance with any term contained in Paragraph 5 hereof; provided that with respect to clause (d) of Paragraph 5, such default shall continue more than thirty (30) days after notice thereof; or

        (d) if the Borrower shall default in the compliance with any term of Paragraph 7 hereof and such default shall continue more than thirty (30) days after notice thereof; or

        (e) if the Borrower or any Guarantor shall default (as principal or guarantor, or other surety) in the payment of any principal, premium, if any, or interest on any obligation for borrowed money; or in the payment of any obligation for the deferred purchase price of property, under a conditional sale or title retention agreement or for notes payable or drafts accepted representing extensions of credit; or in the performance of or compliance with any agreement, term, or conditions contained in any evidence of any such obligation or of any mortgage, indenture, or other agreement relating thereto, and such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto; or

        (f) if the Guarantor shall default in the performance of or compliance with any term contained in the Guaranty and such default shall continue more than the period provided for therein; or

        (g) if any representation or warranty made by the Borrower in Paragraph 6 hereof or by any Guarantor in the Guaranty shall have been false or misleading when made; or

        (h) if the Borrower or any Guarantor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such entity or person, of all or a substantial part of such entity or person’s property, (ii) make a general assignment for the benefit of such entity or person’s creditors, or (iii) commence a voluntary case under Title 11 of the United States Bankruptcy Code or any successor thereto (the “Bankruptcy Code”), any state bankruptcy law or any law similar to any of the foregoing; or

        (i) if a proceeding or case shall be commenced against the Borrower or any Guarantor (each, a “Person”) without the application or consent of such Person in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding-up, or the composition or readjustment of debts of such Person, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for such Person under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, or a warrant of attachment, execution or similar process shall be issued against the property of such Person and such proceeding, case, warrant or process shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days or more days, or any order for relief against such Person shall be entered in an involuntary case under the Bankruptcy Code, any state bankruptcy law or any law similar to any of the foregoing.

Upon and after the occurrence of an Event of Default, the entire unpaid principal amount of this Note, and all accrued and unpaid interest thereon, shall, at the option of the Lender, become immediately due and payable without further notice. The foregoing shall not preclude any other Events of Default, or remedies therefor, provided in any other documents between the Borrower, the Guarantors and the Lender. The Borrower hereby expressly waives notice of the exercise of such acceleration option, presentment for payment, demand, protest and further notice of any kind. The failure of Lender to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of Lender following an Event of Default hereunder or under any of the instruments referred to herein shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in the payment of all installments of interest and principal on this Note and the performance of the Borrower’s other obligations hereunder.

The Borrower, each Guarantor and each other surety, guarantor and endorser of this Note severally waive all notices, demands for payment, presentment for payment, notice of dishonor, notice of protest, protest and diligence in collection as to this Note and as to each, every and all installments hereof, and agree that the granting to the Borrower, or any other party, of any extension or extensions of time for the payment of any sum or sums due pursuant to this Note or for the performance of any covenant or condition thereof, or the taking or release of other or additional security, shall not in any way release or affect the liability of the Borrower, or any guarantor, surety or endorser of this Note.

The Borrower shall have no right to set off any amounts owed under this Note against any amounts, if any, owed or claimed to be owed now or in the future to the Borrower by Lender resulting from any claims, rights, damages, demands, causes of action or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that Borrower has had, now has or may have at any future time by reason of any cause, matter or thing. Borrower agrees that, as of the date of this Note, its obligations under this Note are not subject to any offsets or defenses against the Lender of any kind. Borrower further agrees that its obligations under this Note shall not be subject to any counterclaims, offsets or defenses against the Lender of any kind which may arise in the future.

9.	Subsidiary Guaranty. This Note is guaranteed by the subsidiaries of the Borrower (each such subsidiary, a “Guarantor”) pursuant to a Guaranty dated of even date herewith.

10.	General Provisions.

(a)	No amendment of this Note or waiver of any provision hereunder shall be effective without the written consent of Lender.

(b) This Note shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof, and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, personal or legal representatives and permitted assigns.

(c) THE UNDERSIGNED IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF NEW YORK, STATE OF NEW YORK. THE UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN SUCH CITY AND STATE AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE UNDERSIGNED AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE UNDERSIGNED AT THE LAST KNOWN ADDRESS OF THE UNDERSIGNED AS SHOWN IN THE RECORDS OF THE LENDER OR IN ANY OTHER MANNER PERMITTED BY LAW.

THE UNDERSIGNED IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE.

(d) Any notice required to be given by this Note shall be in writing, and shall be delivered either; (i) by hand, (ii) by a certified United States mail, return receipt requested, or (iii) by a commercial delivery service guaranteeing overnight delivery, in any event with postage and delivery charges prepaid. Such notice shall be deemed to have been duly given on receipt if delivered by hand or by overnight carrier, or three business days after the date of deposit in an official depository of the United States mails if mailed. All notices shall be mailed or delivered, as aforesaid, addressed to the parties at their respective addresses set forth above. Each party may change the address or addresses to which notice is to be delivered to it by notifying the other party of the new address or addresses in the manner provided herein for the giving of notices and such change of address shall be effective five (5) business days after such notice is given.

SIGNED AND DELIVERED as of the day and year first herein above set forth.

BRONCO DRILLING COMPANY, INC.

By:	/S/ FRANK HARRISON
Name: Frank Harrison Title: Chief Executive Officer